Exhibit 99.1

RITHM PROPERTY TRUST INC. ANNOUNCES RESULTS FOR
THE QUARTER AND YEAR ENDED DECEMBER 31, 2024

New York, NY—January 30, 2025 —Rithm Property Trust Inc. (formerly known as Great Ajax Corp.) (NYSE: RPT, “Rithm Property Trust” or the “Company”) today announced the following financial results for the quarter ended December 31, 2024.
Fourth Quarter Financial Highlights:
•GAAP net income attributable to common stockholders of $2.9 million, or $0.06 per diluted share1
•Earnings available for distribution of $0.3 million or $0.01 per diluted common share1,2
•Book value per common share of $5.44 at December 31, 20241
•Paid a common dividend of $2.8 million, or $0.06 per common share

	Q4 2024		Q3 2024
Summary of Operating Results:
GAAP Net Income/(Loss) per Diluted Common Share[1]	$0.06		$(0.18)
GAAP Net Income/(Loss)	$2.9	million	$(8.0)	million

Non-GAAP Results:
Earnings Available for Distribution per Diluted Common Share[1,2]	$0.01		$(0.12)
Earnings Available for Distribution[2]	$0.3	million	$(5.4)	million

Book Value:
Book Value per Common Share	$5.44		$5.47
Book Value	$246.9	million	$246.1	million
Common Shares Outstanding	45,420,752		44,978,969

Common Dividend Paid:
Common Dividend per Share	$0.06		$0.06
Common Dividend	$2.8 million		$2.7	million
__________________________________________
1.Common share calculations for both GAAP net income/(loss) and earnings available for distribution are based on weighted average diluted shares of 45,298,505 and 45,327,254 for the quarters ended December 31, 2024 and September 30, 2024, respectively.
2.Earnings available for distribution is a non-GAAP financial measure. For a reconciliation of earnings available for distribution to GAAP net income/(loss), as well as an explanation of this measure, please refer to the section entitled “Non-GAAP Financial Measures and Reconciliation to GAAP Net Income/(Loss).”
“When we took over the management of Great Ajax in June of 2024, we set out to reposition the Company to take advantage of a great opportunity to deploy capital into commercial real estate,” said Michael Nierenberg, Chief Executive Officer of Rithm Capital. “We have since changed the Company’s name to Rithm Property Trust, repositioned the balance sheet, stabilized book value and grown earnings into positive territory from a loss of $12.7 million in Q2’24 to a net income of $2.9 million this quarter. While we continue to work toward our long-term objectives, we believe in Rithm Property Trust and our ability to grow shareholder value.”

Fourth Quarter Company Highlights:
•Commercial Real Estate Investments: Acquired $154 million in UPB of commercial mortgage-backed securities (“CMBS”) bringing our total investment in CMBS to $244 million in UPB as we continue to execute on our transition into the commercial real estate sector.
•Rebrand to Rithm Property Trust: Launched the new name and brand on December 2, 2024, highlighting a new chapter in the Company’s evolution.
Dividend Declaration:
•On January 29, 2025, the Company’s board of directors declared a cash dividend of $0.06 per share to be paid on February 28, 2025, to stockholders of record as of February 14, 2025.
Financial results for the year ended December 31, 2024, are included in the tables at the end of this press release.
Earnings Conference Call
Rithm Property Trust will host a conference call at 8:00 AM ET on Thursday, January 30, 2025, to review its financial results for the fourth quarter ended December 31, 2024. The conference call may be accessed by dialing 1-888-596-4144 (from within the U.S.) or 1-646-968-2525 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “Rithm Property Trust Fourth Quarter 2024 Earnings Call” and conference ID “5035792”.
A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.rithmpropertytrust.com. Participants are encouraged to pre-register for the webcast at https://events.q4inc.com/attendee/467202940.
A replay of the conference call will also be available two hours following the call’s completion through 11:59 P.M. Eastern Time on Thursday, February 13, 2025, in the News & Events – Events section of the Company’s website.
About Rithm Property Trust
Rithm Property Trust is a real estate investment platform externally managed by an affiliate of Rithm Capital Corp. (NYSE: RITM). Rithm Property Trust has historically focused on acquiring, investing in and managing re-performing loans and non-performing loans secured by single-family residences and commercial properties. In connection with its recent strategic transaction with Rithm Capital, the Company is transitioning to a flexible commercial real estate focused investment strategy. Rithm Property Trust is a Maryland corporation that is organized and conducts its operations to qualify as a real estate investment trust (REIT) for federal income tax purposes.
Forward-Looking Statements
This press release contains certain information which constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “seek,” “believes,” “intends,” “expects,” “projects,” “anticipates,” “plans” and “future” or similar expressions are intended to identify forward-looking statements. These statements are not historical facts. These forward-looking statements represent management’s current expectations regarding future events and are subject to the inherent uncertainties in predicting future results and conditions, many of which are beyond our control. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of some of the risks and important factors that could affect such forward-looking statements see the sections entitled “Cautionary Statement Regarding Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports and other filings, including the Company’s recent proxy statements, filed with the Securities and Exchange Commission. The Company expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Investor Relations
646-868-5483
ir@rithmpropertytrust.com

RITHM PROPERTY TRUST INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands except per share amounts)
(Unaudited)

	Three months ended		Year ended
	December 31, 2024	September 30, 2024	December 31, 2024	December 31, 2023
Revenues:
Interest income	$12,873	$12,348	$52,874	$72,332
Interest expense	(9,239)	(8,660)	(43,572)	(59,286)
Net interest income	3,634	3,688	9,302	13,046
Net change in the allowance for credit losses	—	(857)	(5,087)	(8,137)
Net interest income after the net change in the allowance for credit losses	3,634	2,831	4,215	4,909
Loss from investments in affiliates	—	(624)	(1,077)	(1,308)
Loss on joint venture refinancing on beneficial interests	—	—	—	(11,024)
Mark to market gain (loss) on mortgage loans held-for-sale, net	970	(1,712)	(54,537)	(8,559)
Other income/(loss)	1,029	(3,278)	(4,089)	(1,092)
Total revenue/(loss), net	5,633	(2,783)	(55,488)	(17,074)
Expenses:
Related party loan servicing fee	524	593	4,175	7,269
Related party management fee	1,410	2,235	23,276	7,769
Professional fees	769	1,083	3,413	3,157
Fair value adjustment on mark to market liabilities	—	—	(3,078)	4,491
Other expense	1,147	1,286	9,631	6,985
Total expense	3,850	5,197	37,417	29,671
Gain on debt extinguishment	—	—	—	(31)
Income/(loss) before provision for income taxes	1,783	(7,980)	(92,905)	(46,714)
Provision/(benefit) for income taxes	26	(23)	145	243
Net income/(loss)	1,757	(7,957)	(93,050)	(46,957)
Less: net (loss)/income attributable to the non-controlling interest	(1,157)	72	(1,215)	114
Net income/(loss) attributable to the Company	2,914	(8,029)	(91,835)	(47,071)
Less: dividends on preferred stock	—	—	340	2,190
Net income/(loss) attributable to common stockholders	$2,914	$(8,029)	$(92,175)	$(49,261)

Net income/(loss) per share of common stock:
Basic	$0.06	$(0.18)	$(2.29)	$(2.01)
Diluted	$0.06	$(0.18)	$(2.29)	$(2.01)
Weighted average number of shares of common stock outstanding:
Basic	45,298,505	45,327,254	40,195,479	24,286,999
Diluted	45,298,505	45,327,254	40,195,479	24,286,999

RITHM PROPERTY TRUST INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands except per share amounts)
(Unaudited)

	December 31, 2024	December 31, 2023
Assets:
Cash and cash equivalents	$64,252	$52,834
Mortgage loans held-for-sale, net	27,788	55,718
Mortgage loans held-for-investment, net	396,052	864,551
Investments in securities available-for-sale, at fair value (amortized cost of $314,385 and $139,596, respectively)	308,783	131,558
Investments in securities held-to-maturity	46,043	59,691
Investment in equity securities, at fair value	21,918	—
Investments in beneficial interests, net	89,704	104,162
Other assets	22,799	67,777
Total Assets	$977,339	$1,336,291
Liabilities and Equity
Liabilities:
Secured borrowings, net	258,353	411,212
Borrowings under repurchase transactions	356,565	375,745
Convertible senior notes	—	103,516
Notes payable, net	107,647	106,844
Warrant liability	—	16,644
Accrued expenses and other liabilities	8,006	11,435
Total Liabilities	730,571	1,025,396
Commitments and Contingencies
Equity:
Preferred stock $0.01 par value, 25,000,000 shares authorized
Series A 7.25% Fixed-to-Floating Rate Cumulative Redeemable, $25.00 liquidation preference per share, zero shares issued and outstanding at December 31, 2024 and 424,949 shares issued and outstanding at December 31, 2023	—	9,411
Series B 5.00% Fixed-to-Floating Rate Cumulative Redeemable, $25.00 liquidation preference per share, zero shares issued and outstanding at December 31, 2024 and 1,135,590 shares issued and outstanding at December 31, 2023	—	25,143
Common stock $0.01 par value, 125,000,000 shares authorized, 47,085,117 shares issued and 45,420,752 shares outstanding at December 31, 2024 and 27,460,161 shares issued and outstanding at December 31, 2023	471	285
Additional paid-in capital	425,039	352,060
Treasury stock	(11,594)	(9,557)
Retained deficit	(158,003)	(54,382)
Accumulated other comprehensive loss	(8,991)	(14,027)
Equity attributable to stockholders	246,922	308,933
Non-controlling interests	(154)	1,962
Total Equity	246,768	310,895
Total Liabilities and Equity	$977,339	$1,336,291

NON-GAAP FINANCIAL MEASURES AND RECONCILIATION TO GAAP NET INCOME/(LOSS)
“Earnings available for distribution” is a non-GAAP financial measure of the Company’s operating performance, which is used by management to evaluate the Company’s performance excluding: (i) net realized and unrealized gains and losses on certain assets and liabilities; (ii) other net income and losses not related to the performance of the investment portfolio; and (iii) non-capitalized transaction related expenses.

The Company has three primary variables that impact its performance: (i) Net interest margin on assets held within the investment portfolio; (ii) realized and unrealized gains or losses on assets held within the investment portfolio, including any impairment or reserve for expected credit losses; and (iii) the Company’s operating expenses and taxes.

The Company’s definition of earnings available for distribution excludes certain realized and unrealized losses, which although they represent a part of the Company’s recurring operations, are subject to significant variability and are generally limited to a potential indicator of future economic performance. Within other net income and losses, management primarily excludes equity-based compensation expenses.

With regard to non-capitalized transaction-related expenses, management does not view these costs as part of the Company’s core operations, as they are considered by management to be similar to realized losses incurred at acquisition. Non-capitalized transaction-related expenses generally relate to legal and valuation service costs, as well as other professional service fees, incurred when the Company acquires certain investments.

Management believes that the adjustments to compute “earnings available for distribution” specified above allow investors and analysts to readily identify and track the operating performance of the assets that form the core of the Company’s activity, assist in comparing the core operating results between periods, and enable investors to evaluate the Company’s current core performance using the same financial measure that management uses to operate the business. Management also utilizes earnings available for distribution as a financial measure in its decision-making process relating to improvements to the underlying fundamental operations of the Company’s investments, as well as the allocation of resources between those investments, and management also relies on earnings available for distribution as an indicator of the results of such decisions. Earnings available for distribution excludes certain recurring items, such as gains and losses (including impairment) and non-capitalized transaction-related expenses, because they are not considered by management to be part of the Company’s core operations for the reasons described herein. As such earnings available for distribution is not intended to reflect all of the Company’s activity and should be considered as only one of the factors used by management in assessing the Company’s performance, along with GAAP net income which is inclusive of all of the Company’s activities.

The Company views earnings available for distribution as a consistent financial measure of its portfolio’s ability to generate income for distribution to common stockholders. Earnings available for distribution does not represent and should not be considered as a substitute for, or superior to, net income or as a substitute for, or superior to, cash flows from operating activities, each as determined in accordance with GAAP, and the Company’s calculation of this financial measure may not be comparable to similarly entitled financial measures reported by other companies. Furthermore, to maintain qualification as a REIT, U.S. federal income tax law generally requires that the Company distribute at least 90% of its REIT taxable income annually, determined without regard to the deduction for dividends paid and excluding net capital gains. Because the Company views earnings available for distribution as a consistent financial measure of its ability to generate income for distribution to common stockholders, earnings available for distribution is one metric, but not the exclusive metric, that the Company’s board of directors uses to determine the amount, if any, and the payment date of dividends on common stock. However, earnings available for distribution should not be considered as an indication of the Company’s taxable income, a guaranty of its ability to pay dividends or as a proxy for the amount of dividends it may pay, as earnings available for distribution excludes certain items that impact its cash needs.

Reconciliation of GAAP Net Income/(Loss) to Earnings Available for Distribution
(Dollars in thousands except per share amounts)
(Unaudited)

The table below provides a reconciliation of earnings available for distribution to the most directly comparable
GAAP financial measure:

	Three months ended
	December 31, 2024	September 30, 2024
Net income/(loss) attributable to common stockholders — GAAP	$2,914	$(8,029)
Adjustments:
Net income/(loss) attributable to non-controlling interest	(1,157)	72
Unrealized (gains)/losses	(1,516)	1,640
Expenses related to the Strategic Transaction[1]	—	1,010
Other adjustments[2]	82	(53)
Earnings Available for Distribution — Non-GAAP	$323	$(5,360)

Weighted average shares - basic	45,298,505	45,327,254
Weighted average shares - diluted	45,298,505	45,327,254

Basic Earnings Available for Distribution per common share	$0.01	$(0.12)
Diluted Earnings Available for Distribution per common share	$0.01	$(0.12)
____________________________________
1.    Strategic Transaction refers to the Company’s strategic transaction with Rithm Capital, pursuant to which as part of the transaction, Rithm Property Trust entered into a management agreement with an affiliate of Rithm Capital to serve as Rithm Property Trust’s external manager. For additional details on the transaction, see the Definitive Proxy Statement filed with the Securities and Exchange Commission on April 10, 2024.
2.    Other adjustments includes amortization, income taxes and stock-based compensation.